September 24, 2019 II-VI Acquisition of Finisar Update on the merger closing details Exhibit 99.1

Matters discussed in this presentation may contain forward-looking statements that are subject to risks and uncertainties. These risks and uncertainties could cause the forward-looking statements and II-VI Incorporated (the “Company’s”) actual results to differ materially. In evaluating these forward-looking statements, you should specifically consider the “Risk Factors” in the Company’s most recent Form 10-K. Forward-looking statements are only estimates and actual events or results may differ materially. II-VI Incorporated disclaims any obligation to update information contained in any forward-looking statement. This presentation contains certain non-GAAP financial measures. Reconciliation of non-GAAP financial measures to their most comparable GAAP financial measures are presented at the end of this presentation. Safe Harbor Statement

Completed Acquisition of Finisar on September 24, 2019 This completes our largest acquisition to date Total price of $3.0B consisting of $1.9B cash consideration and $1.1B stock consideration We intend to provide an update on the combined business on our earnings call on November 12, 2019 We expect the pro forma to be filed on or about December 9, 2019

A Powerful Combination

II-VI

FINISAR

$2.6B
Pro Forma Revenue[1]

$650M
Pro Forma EBITDA[1]

70
Locations Worldwide
Diversified Global Footprint

7
Target End Markets

$22B
Addressable Market Size[2]

26K
Total Employees Worldwide

Note: Pro forma Revenue and EBITDA represents LTM 06/30/2019 for II-VI and LTM 07/28/2019 for Finisar.

1. Represents LTM 06/30/2019 for II-VI plus LTM 07/28/2019 for Finisar and includes $150mm run-rate synergies for EBITDA. EBITDA excludes amortization of intangibles, the impact of SFAS 123(R) stock-based compensation expense and one-time charges.
2. 2022 estimated market size. Includes 3D Sensing, Power Devices for Automotive and Wireless RF size from Yole, Optical Communications from Lightcounting and Ovum, Industrial Processing, Military, Life Sciences from Strategies Unlimited.

II-VI
II-VI Incorporated CONFIDENTIAL - Export Control Classification EAR99
Page 4

Significant Value Creation Potential from Synergies

		Annual Estimated Synergies Achieved Within 36 months
Cost of Goods Sold	▪ Supply chain management - Procurement ▪ Infeed - Internal supply of enabling materials and components	~$85 million
Research & Development	▪ More efficient R&D with scale ▪ Complementary engineering and design teams	~$65 million
General & Administration	▪ Consolidation of overlapping corporate costs ▪ Optimization of operating model	
Sales & Marketing	▪ Savings from scale	
	Total	~$150 million

II-VI II-VI Incorporated CONFIDENTIAL - Export Control Classification EAR99 Page 5

II-VI and Finisar have combined EBITDA generation today of ~$650mm1,2 including $150mm run-rate synergies Combined company has a strong deleveraging profile, with significant deleveraging expected from 3.9x at close to under 2.5x in FY2022 II-VI expected to maintain ongoing ability to maximize strategic opportunities Represents LTM 06/30/2019 for II-VI and LTM 07/28/2019 for Finisar. EBITDA excludes amortization of intangibles, the impact of SFAS 123(R) stock-based compensation expense and one-time charges. Includes $150mm run-rate synergies. 2 3.9x Strong Deleveraging Profile

Transaction Financing $2.1 billion new funded debt $450 million revolver, $160 million drawn $1,255 million Term Loan A $720 million Term Loan B Pro-forma Capitalization Statistics ($ in billion) x LTM EBITDA (w/ synergies)1 Gross Debt $2.51 3.9x Cash $0.45 0.7x Net Debt $2.06 3.2x Deleveraging and Capital Allocation Combined company has a strong deleveraging profile Rapid deleveraging expected, from 3.9x total gross leverage at close 2 to under 2.5x total gross leverage by FYE 2022 Ongoing ability to maximize strategic opportunities Represents statistics at 09/24/2019 close. Includes $150 million run-rate synergies. EBITDA excludes amortization of intangibles, the impact of SFAS 123(R) stock-based compensation expense and one-time charges. Total gross debt of $2,508 million and PF Adj. EBITDA of $649 million which includes $150 million of synergies. Finisar Transaction Financing